ADVANCED SERIES TRUST

AST QMA Large-Cap Portfolio

Supplement dated January 30, 2020 to the

Currently Effective Summary Prospectus

This supplement should be read in conjunction with the currently effective Summary Prospectus for the AST QMA Large-Cap Portfolio (the QMA Portfolio), a series of Advanced Series Trust (the Trust). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have the meanings given to them in the Trust's Prospectus and Statement of Additional Information.

New Subadvisory Arrangements and Name Change

I.The Board of Trustees of the Trust (the Board), on behalf of the QMA Portfolio, approved the following changes: (i) the addition of J.P. Morgan Investment Management, Inc. (JPM) and Massachusetts Financial Services Company (MFS) as subadvisers to the QMA Portfolio; and (ii) changing the name of the QMA Portfolio to "AST Large-Cap Core Portfolio." These changes are expected to become effective on April 27, 2020. The resulting portfolio is hereinafter referred to as the "Large-Cap Core Portfolio." JPM and MFS will use fundamental strategies to manage portions of the Large-Cap Core Portfolio, and QMA LLC will continue to use its quantitative strategy to manage a portion of the Large-Cap Core Portfolio. The management fee rate paid by the Large-Cap Core Portfolio will not change.

To reflect these changes, the Summary Prospectus relating to the QMA Portfolio is hereby revised as follows, effective April 27, 2020:

A.All references in the Summary Prospectus to the "AST QMA Large-Cap Portfolio" are hereby changed to refer instead to the "AST Large-Cap Core Portfolio."

B.The description of the QMA Portfolio's Principal Investment Strategies in the "INVESTMENTS, RISKS AND PERFORMANCE" section of the Summary Prospectus is hereby deleted and replaced with the description set forth below:

In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity and equity-related securities of large-capitalization companies. Equity and equity-related securities include common and preferred stock, exchange-traded funds (ETFs), securities convertible into common stock, securities having common stock characteristics, futures contracts and other derivative instruments whose value is based on common stock, such as rights, warrants or options to purchase common stock. For purposes of the Portfolio, a large-cap company is a company with a market capitalization in the range of companies in the S&P 500 Index (between $2.896 billion and $1.304 trillion as of December 31, 2019).

QMA LLC employs a quantitatively driven investment process, which uses an adaptive model that evaluates stocks based on their growth expectations and seeks to identify the most attractive stocks, subject to risk constraints. J.P. Morgan Investment Management, Inc. and Massachusetts Financial Services Company use fundamental investment processes seeking to identify high-quality stocks at reasonable prices through bottom-up research and stock selection. The Strategic Investment Research Group of the Manager determines the allocation of assets among the subadvisers based on its analysis, taking into account market conditions, risks and other factors.

C.The table in the "MANAGEMENT OF THE PORTFOLIO" section of the Summary Prospectus is hereby deleted and replaced with the table set forth below:

Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
PGIM Investments LLC		Brian Ahrens	Senior Vice President, Strategic Investment Research Group	April 2020
AST Investment Services, Inc.		Andrei O. Marinich, CFA	Vice President, Strategic Investment Research Group	April 2020
		Todd L. Kerin	Vice President, Portfolio Manager	April 2020
		Saleem Z. Banatwala	Director, Portfolio Manager	April 2020
	QMA LLC	Stacie L. Mintz, CFA	Managing Director, Portfolio Manager	April 2013
		Devang Gambhirwala	Principal, Portfolio Manager	April 2013
	J.P. Morgan Investment Management, Inc.	Scott Davis	Managing Director, Portfolio Manager	April 2020
		Susan Bao	Managing Director, Portfolio Manager	April 2020
	Massachusetts Financial Services Company	Kevin Beatty	Chief Investment Officer, Global Equity	April 2020
		Ted Maloney	Executive Vice President and Chief Investment Officer	April 2020
		Alison O’Neill Mackey	Investment Officer	April 2020

Reorganization

II.The Board recently approved the reorganization of the AST AQR Large-Cap Portfolio (the AQR Portfolio), a series of the Trust, into the Large-Cap Core Portfolio (the Reorganization), subject to the approval of the AQR Portfolio's shareholders. It is anticipated that a proxy statement/prospectus relating to the Reorganization will be mailed to AQR Portfolio shareholders on or about June 12, 2020, and that the special meeting of the AQR Portfolio's shareholders will be held on July 15, 2020.

Pursuant to the proposed Reorganization, the assets and liabilities of the AQR Portfolio would be exchanged for shares of the Large-Cap Core Portfolio, and AQR Portfolio shareholders would become shareholders of the Large-Cap Core Portfolio. No charges would be imposed in connection with the proposed Reorganization. The Large-Cap Core Portfolio shares to be received by the AQR Portfolio shareholders in the proposed Reorganization would be equal in value to the AQR Portfolio shares held by such shareholders immediately prior to the proposed Reorganization. Each of the AQR Portfolio and Large- Cap Core Portfolio anticipate obtaining an opinion of counsel to the effect that the proposed Reorganization would not result in any adverse federal income tax consequences to either the AQR Portfolio or the Large-Cap Core Portfolio, or their respective shareholders. If the required shareholder approval is obtained and all required closing conditions are satisfied, including receipt of the tax opinion, it is expected that the proposed Reorganization will be completed in or around the third quarter of 2020, or as soon as reasonably practicable once shareholder approval is obtained.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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